                                                                   EXHIBIT 10.14

                               CLEARING AGREEMENT
                               ------------------


            This Agreement is to confirm the mutual understanding of

                   E*TRADE SECURITIES, INC. ("CORRESPONDENT")
                              480 California Ave.
                              Palo Alto, CA 94306

                                      and

                     HERZOG, HEINE, GEDULD, INC. ("HERZOG")
                                  26 Broadway
                               New York, NY 10004

and the respective rights and obligations of Correspondent and Herzog to each other and to Correspondent's Customers.

               From the date on which this Agreement becomes effective as provided in Section 14(a) until termination of this Agreement as provided in
Section 14 and subject to all the terms and provisions of this Agreement, Herzog will clear transactions on a fully disclosed basis for accounts which are introduced by Correspondent and accepted by Herzog as provided in Section 2(c), (all such accounts being referred to hereinafter as "Accounts"; Accounts carried for customers of Correspondent ("Customers") are referred to herein as "Customer Accounts." and Accounts carried for Correspondent in its proprietary capacity are herein referred to as "Correspondent Accounts") and Herzog will perform such other services as are provided for herein.

               Herzog and Correspondent acknowledge familiarity with Rule 382 of the Rules of the New York Stock Exchange, Inc. (the "NYSE"), including the provision thereof which requires that this Agreement be submitted to and approved by the NYSE prior to its becoming effective. Herzog and Correspondent recognize their obligation to identify and allocate between them certain functions or responsibilities pursuant to Rule 382(b) and agree further that this Agreement is, among other things. intended to effect such allocation.

     1.   REPRESENTATIONS AND WARRANTIES
          ------------------------------

          Correspondent represents and warrants to Herzog that

          (a) Correspondent is a Corporation.

          (b) Correspondent is registered as a broker-dealer with the Securities and Exchange Commission ("SEC"), is a member corporation in good standing of the National Association of Securities Dealers, Inc. ("NASD"), and in compliance with the rules and regulations of those national securities exchanges of which it is a member.

          (c) Correspondent has fulfilled all registration and other requirements of all states and the District of Columbia, to the extent such registration or other requirements are applicable to Correspondent.

          (d) Correspondent has advised Herzog of any arrangements that have been made or are expected to be made with any other firm for the provision by such other firm of clearing services for any Customer Accounts or Correspondent Accounts. Any expansion or change in the types of Correspondent's business or business mix whether or not cleared or otherwise serviced by Herzog, including but not limited to making markets in any over-the-counter securities and large transactions in government and municipal securities, shall be subject to mutually acceptable terms and the prior written approval of Herzog. Correspondent will not introduce Customers or securities transactions or accounts of any other broker-dealer, bank or other entity without the prior written approval of Herzog.

          (e) Correspondent shall maintain throughout the term of this agreement fidelity insurance coverage of at least $250,000. Correspondent shall deliver to Herzog a copy of its policy or bond of fidelity insurance, all endorsements thereto, and all changes to such policy or endorsements thereto as they are made. Notwithstanding the foregoing, Herzog reserves the right to require that Correspondent maintain additional fidelity insurance coverage according to the reasonable determination of Herzog. The policy or bond shall provide for the insurer to notify Herzog in writing at least 15 days in advance of any changes or the cancellation of the policy.

          (f) There is no action, suit, investigation, inquiry or proceeding (formal or informal) pending or threatened against or affecting Correspondent, any of its affiliates or any officer, director or general securities principal, Registered Representative or financial and operations principal of Correspondent or such affiliates, or their respective properties or assets, by or before any court or other tribunal, any arbitrator, any governmental agency, instrumentality or authority or any self-regulatory or clearing organization of which any of them is a member or a member organization of which Herzog has not been informed and copies of relevant documents have not been provided.

          (g) Correspondent is now in compliance with each of the Requirements set forth on Exhibit "A" hereto and Correspondent shall comply with each of such Requirements as in effect from time to time so long as this Agreement is in effect.

          Herzog represents and warrants to Correspondent that:

          (i) Herzog is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

         (ii) Herzog is registered as a broker-dealer with the SEC, is a member corporation in good standing of the NASD, and is a member corporation in good standing of each national securities exchange of which it is a member.

        (iii) Herzog has fulfilled all registration and other requirements of all states, the District of Columbia and Puerto Rico, to the extent such registration or other requirements are applicable to Herzog.

     2.  CUSTOMER AND CORRESPONDENT ACCOUNTS
         -----------------------------------

         Responsibility for compliance with the provisions of NYSE rules 382(b)(1) and 405 and 721 shall be allocated between Herzog and Correspondent as set forth in this Section
2.
          (a)  ACCOUNTS DOCUMENTATION
               ----------------------

               Herzog will provide to Correspondent all forms for account information or for instruction with regard to accounts. With the prior written approval of Herzog, Correspondent may use new account forms which it has designed and printed at its own expense. Correspondent will be responsible for obtaining and verifying all information required to be entered on such forms and for returning the completed forms to Herzog. Such information is necessary for Herzog's maintenance of its accounting systems and books and records and must be submitted on the provided or approved forms for utilization in Herzog's computer programs. Correspondent will notify Herzog promptly of any changes in such Customer information or instructions previously provided to Herzog. Herzog will not be responsible for the accuracy of such documentation or for reviewing or approving information provided by Correspondent.

          (b)  KNOWLEDGE OF CUSTOMER'S FINANCIAL
               RESOURCES AND INVESTMENT OBJECTIVES
               -----------------------------------

               Correspondent will be responsible for learning and documenting all the facts relative to every Customer necessary to ensure compliance by Correspondent with applicable rules and regulations, including the information and instructions submitted to Herzog pursuant to Section 2(a) hereof, any additional facts relative to the Customer's financial resources and investment objectives, and to the nature of every Customer Account, every order and every person holding power of attorney or :trading authority over any Customer Account. Customers shall be the beneficial owners of Customers Accounts introduced to Herzog by Correspondent.

          (c)  ACCEPTANCE OF ACCOUNTS
               ----------------------

               Each Customer and Correspondent Account opened with Herzog shall be subject to Herzog's acceptance; provided, however, that in connection with the acceptance of any Customer or Customer Account Herzog may rely solely on Correspondent's performance of Correspondent's obligations as set forth in this Agreement and on the information provided in the accounts documentation submitted to Herzog through Correspondent. Herzog reserves the right, for any reason, at any time, to refuse or to cease carrying any Customer, Customer Account, or Correspondent Account or to refuse to clear any transaction for any such account. Correspondent shall not submit forms for account information with respect to any Customer Account unless Correspondent has in its possession the documentation required to be submitted pursuant to Section 2(b). Herzog shall be under no obligation to clear any Accounts as to which any documentation required to be submitted to Herzog or maintained by Correspondent pursuant to this Section or Section 2(a) or 2(b) is incomplete. No action taken by Herzog or any of its employees, including, without being limited to, clearing trades in any Account, shall be deemed to be or shall constitute acceptance of such Account for all purposes.

               Herzog may in its discretion utilize at Correspondent's expense a third party service company to screen Correspondent's Customers.

          (d)  SUPERVISION OF ORDERS AND ACCOUNTS
               ----------------------------------

               Correspondent will review the investment objectives of, and the suitability of investments made by every Customer and, as between Herzog and the Correspondent, the Correspondent will provide investment advice to the Customer, if any is provided. Correspondent shall be responsible for ensuring that all transactions in and activities relating to all Accounts opened by it with Herzog, including discretionary Accounts, will be in compliance with all applicable laws, rules and regulations of the United States, the several states, governmental agencies, securities exchanges, the NASD, and self-regulatory organizations, including any laws relating to Correspondent's fiduciary responsibilities to Customers, either under the Employee Retirement Income Security Act of 1974 or otherwise, and in this connection, Correspondent shall diligently supervise the activities of its officers, employees and representatives with respect to such Accounts. Herzog will perform the clearing services provided for in this Agreement for Accounts accepted by it in accordance with the terms of this Agreement, as it may be amended from time to time. With respect to all orders given by Correspondent to Herzog for execution, Correspondent shall be responsible for informing Herzog whether the sale of securities is "long" or "short" so that Herzog may comply with the provisions of NYSE Rule 440B and other applicable short sale rules.

          (e)  ACCOUNTS OF EMPLOYEES OF MEMBER
               ORGANIZATIONS, SELF-REGULATORY
               ORGANIZATIONS AND FINANCIAL INSTITUTIONS
               ----------------------------------------

               In each case in which a Customer is an employee of a member organization, a self-regulatory organization or financial institution, the approval or knowledge of which is necessary to the opening and maintenance or such Customer's Account, Correspondent shall be responsible for giving notice or obtaining the approval of such employer and shall submit evidence of such to Herzog with the Account documentation.

          3.  EXTENSION OF CREDIT
              -------------------

                    Responsibility for compliance with the provisions of Regulation T, issued by the Board of Governors of the Federal Reserve System pursuant to the Securities Exchange Act of 1934 ("Regulation T") and all other applicable rules, regulations and requirements of any exchange or regulatory agency affecting the extension of credit shall be allocated between Herzog and Correspondent as set forth in this Section 3.

              (a)  CUSTOMER'S AGREEMENT
                   --------------------

                   At the time of the opening of each account, Correspondent will furnish Herzog with a Customer's Agreement executed by the Customer, or in the case of the Correspondent's account, executed by the Correspondent, on the form furnished to Correspondent by Herzog or such other form or agreement acceptable to Herzog. In all events, as to any Account, Herzog must receive an executed Customer's Agreement on or before settlement date of the first transaction in the account. Correspondent agrees that if the executed Customer's Agreement has not been received by Herzog by settlement date, Herzog may cancel any and all transactions and rebook them as cash transactions and all transaction costs associated with each such cancellation and rebooking shall be for the account of the Correspondent. Any hypothecation of Customer securities shall be the sole responsibility of Herzog.

              (b)  MARGIN AND MARGIN MAINTENANCE
                   -----------------------------

                   Correspondent is responsible to Herzog for the collection of initial margin and maintaining at all times margin in each margin Account sufficient to ensure compliance with Regulation T, NYSE minimums and Herzog's house margin rules, including the collection of all amounts necessary to meet subsequent margin calls for each Customer or Correspondent Account to ensure compliance with Regulation T, NYSE minimums and Herzog's house margin rules. Herzog will produce, maintain and provide each business day to Correspondent by oral, written or electronic communication, sufficient information to allow Correspondent to determine which Correspondent and Customer Accounts are undermargined, for purpose of compliance with both Regulation T, NYSE minimums and Herzog's house margin rules. Correspondent shall be responsible for making all margin calls orally to its customers, and Herzog will confirm each such margin call by written notice to the Customer. If any Customer or Correspondent fails to comply with any margin requirement, Correspondent will sell out (or buy in, as appropriate) such Account in accordance with Herzog's instructions. If Correspondent fails to comply with any such instruction for any reason, Herzog may arrange for the transaction to be executed for the Correspondent or Customer Account in respect of which such instruction was given. Correspondent agrees to execute Herzog's Customer's Agreement for its proprietary accounts. The terms of this Agreement and Correspondent's Customer's Agreement will govern all trading in Correspondents proprietary account(s). Any inconsistencies between this Agreement and

Correspondent's Customer's Agreement shall be resolved so as to affirm all liens, security interests and rights to charge set-offs in favor of Herzog. In all other instances the terms of this Agreement shall control.

          (c)  EXTENSIONS - REGULATION T
               -------------------------

               Any of Correspondent's officers or employees may request, to the extent permitted by Regulation T, Rule 15c3-3(m) and (n) or NYSE margin rules, that Herzog withhold temporarily any contemplated action to "Sell-out" or "Buy-in" Accounts which have failed to meet a margin call or to deliver securities. Such Requests shall be made in writing and shall clearly set forth the period of time during which the contemplated action is to be withheld and the reason therefore. Should Herzog comply in whole or in part with such request, Correspondent acknowledges that it shall be wholly responsible for any loss incurred in the relevant account and the indemnities afforded to Herzog under this Agreement shall apply irrespective of any fault or negligence of Herzog.

          (d)  MARGIN REQUIREMENTS
               -------------------

               Initial margin and margin maintenance requirements applicable to any margin accounts shall be in accordance with the house rules of Herzog, as determined from time to time, rather than in accordance with any lower requirements of any law, any exchange or any regulatory agency. Herzog may change the margin requirements applicable to any Account or class of accounts or specific securities or class of securities, pursuant to its house rules, on notice to Correspondent. Correspondent shall be responsible for advising its Customers of the changed requirements and for promptly collecting any additional margin necessary to ensure compliance with such increased requirements.

          (e)  INTEREST ON MARGIN ACCOUNTS
               ---------------------------

               Herzog will charge interest to Customer and Correspondent Accounts in accordance with Herzog's basic interest rate schedule. Correspondent has the right to request a lower rate (an "exception rate") for a Customer or Correspondent Account which Herzog may grant in its sole discretion.

     4.   ACCEPTANCE OF ORDERS AND
          EXECUTION OF TRANSACTIONS
          -------------------------

          (a) Except as otherwise provided herein, correspondent will place for execution with Herzog all orders for Correspondent and Customers. Correspondent will be responsible for the transmission to Herzog, in accordance with Herzog procedures, of all such orders and for any errors in the recording or transmission of such orders.

          (b) Upon receipt of orders transmitted by Correspondent to Herzog, and the acceptance thereof by Herzog, for execution, Herzog will be responsible for the further transmission and the execution of such orders. Subject to the provisions of the Agreement,

Herzog will be responsible for the clearance of all transactions ordered by Correspondent for its customers to be cleared by Herzog under this Agreement, whether on an exchange or in the over-the-counter market, in accordance with Herzog procedures and the terms and conditions of the order as transmitted by Correspondent. Correspondent shall notify Herzog and obtain approval prior to the entry of any trade, whether proprietary to Correspondent or for a customer of Correspondent, which dollar amount exceeds the limits set by Herzog's Credit Committee from time to time.

          (c) Except as otherwise provided herein, correspondent agrees that Herzog will execute and/or clear and/or settle all transactions and orders by Correspondent for itself or its customers involving stock, bond and option trades in accordance with applicable laws, rules and regulations.

          (d) Correspondent shall at all times comply with the position and credit limits approved for Correspondent by Herzog's Credit Committee. No trade of Correspondent which after giving effect thereto would exceed such limits need be accepted by Herzog.

          5.  MAINTENANCE OF BOOKS AND RECORDS
              --------------------------------

              Herzog will maintain stock records and other records on a basis consistent with generally accepted practices in the securities industry and will maintain copies of such records as are produced by Herzog, in accordance with the NASD and SEC guidelines for records retention, in effect from time to time. Herzog and Correspondent shall each be responsible for preparing and filing reports required of them by the regulatory agencies and self-regulatory organizations which have jurisdiction over them. Herzog and Correspondent will each provide the other with such information, if any, which is in the control of one parry but is required by the other to prepare any such report.

          6.  RECEIPT AND DELIVERY OF FUNDS AND SECURITIES
              --------------------------------------------

              (a)  RECEIPT AND DELIVERY IN THE
                   ORDINARY COURSE OF BUSINESS
                   ---------------------------

                   Herzog will receive and deliver all funds and securities in connection with transactions for Correspondent's and Customer's Accounts in accordance with the Correspondent's instructions to Herzog, provided that Correspondent shall be responsible for advising its Customers of their obligations to deliver funds or securities in connection with each such transaction, including but not limited to Regulation T. SEC Rule 15c3-3(m) and NYSE Rule 387 and as provided for in Section 6(e). Correspondent shall be responsible for any failure of any Customer to fulfill such obligation. Herzog shall be responsible for the safeguarding of all funds and securities received by Herzog and accepted by it, subject to count and verification by Herzog. However, Herzog will not be responsible for any funds or securities delivered by a Customer to Correspondent, its agents or employees until such funds or securities are physically received at Herzog's premises and accepted by Herzog or deposited in bank accounts maintained in Herzog's name.

          (b)  LOST, STOLEN AND FORGED SECURITIES
               ----------------------------------

               Correspondent will be responsible for any defect in title to securities which may have been forged, counterfeited or raised or otherwise altered, or may have been lost or stolen, whether or not such securities shall have been received from Correspondent by Herzog or deposited with Herzog by Correspondent for any Customer Account, or whether or not such securities shall have been received by Herzog directly from, or deposited with Herzog directly by, any such Customer for any purpose whatsoever, and which securities shall have been accepted by Herzog.

          (c)  CUSTODY SERVICE
               ---------------

               Whenever Herzog has been instructed to act as a custodian of the securities in any Correspondent or Customer Account, Herzog may hold the securities in the Customer's name, the name of Herzog or its nominee or in the names of nominees of any depository used by Herzog except where such securities are held only in "safekeeping" in accordance with instructions provided to Herzog. Herzog will perform the services required in connection with acting as custodian for securities in Correspondent and Customer accounts, such as (i) collection and payment of dividends, (ii) transmittal and handling (through Correspondent) of tenders or exchanges pursuant to tender offers and exchange offers, (iii) transmittal of all proxy materials and other shareholder communications if Herzog is appropriately compensated; and (iv) handling of exercises or expirations of rights, options and warrants and of redemptions. Herzog's obligation with respect to any of the foregoing shall be applicable only to the extent that Herzog is in timely receipt of relevant information and documents.

          (d)  RECEIPT AND DELIVERY
               PURSUANT TO SPECIAL INSTRUCTION
               -------------------------------

               Upon instruction from Correspondent or written instructions from a Customer, Herzog will endeavor to make such transfers of securities or Accounts as may be requested. Whenever practicable, Herzog will not act on Customer instructions without first notifying Correspondent. Correspondent shall be responsible for determining if any securities held in Correspondent or Customer Accounts are "restricted securities" or "control stock" as defined by the rules of the SEC and that orders executed for such securities are in compliance with applicable laws, rules and regulations

          (e)  COD-ORDERS
               ----------

               Responsibilities for compliance with NYSE Rule 387 shall be allocated as follows:

               (i) If Herzog has given its consent for Correspondent to transmit confirmations as provided for in Section 7(a) below, Correspondent shall be responsible for complying with the provisions of (a)(l) through (a)(5) of NYSE Rule 387 as such provisions may be amended from time to time.

                    (ii) If Herzog has not given its consent for Correspondent to transmit confirmations, Correspondent shall be responsible for complying with the provisions of (a)(l),(a)(2), (a)(4) and (a)(5) of NYSE Rule 387 and Herzog shall be responsible for complying with the provisions of (a) (3) of NYSE Rule 387 as such provisions may be amended from time to time.

          7.  CONFIRMATIONS AND STATEMENTS

              (a)  PREPARATION AND TRANSMISSION
                   ----------------------------

                   Herzog will prepare and send to Customers and to Correspondent for its Accounts purchase and sale confirmations and periodic statements of account, as required, which confirmations and statements shall meet Herzog's requirements as to format and quality and will indicate that Correspondent introduced the Account. Correspondent may, with the written approval of Herzog, assume responsibility for transmitting confirmations provided, however, that Correspondent's right to transmit confirmations shall be subject to the provisions of NYSE Rule 409. Correspondent shall be responsible for prospectus delivery requirements to its Customers, unless special arrangements are made on a case by case basis with Herzog. By written notice to Correspondent, Herzog may in its discretion revoke the authority of Correspondent to transmit confirmations. At no time shall Herzog permit any Correspondent to prepare or transmit periodic statements of account to Customers. Copies of all confirmations and periodic statements sent by Herzog to Customers will be sent to Correspondent. Herzog shall establish and Correspondent shall faithfully follow any written procedures for safeguarding and using confirmation forms delivered to it.

              (b)  EXAMINATION AND NOTIFICATION OF ERRORS
                   --------------------------------------

                   Correspondent shall examine promptly all confirmations, periodic statements of account, monthly statements of clearing services and other reports provided to Correspondent by Herzog. Correspondent must notify Herzog of any error claimed by Correspondent in any Account in connection with
(i) any transaction, prior to the settlement date of such transaction, (ii) information appearing on daily reports, within seven calendar days of Correspondent's receipt of such report, (iii) information appearing on periodic statements or reports, within 30 calendar days of Correspondent's receipt of any periodic statement or report, and (iv) information appearing on monthly statements of clearing services, within 60 calendar days of Correspondent's receipt of the monthly Statements of clearing services. Any notice of error shall be accompanied by such documentation as may be necessary to substantiate Correspondent's claim. Correspondent shall provide promptly upon Herzog's request, any additional documentation which Herzog reasonably believes is necessary or desirable to establish and correct any such error. Correspondent acknowledges and agrees that if Correspondent does not notify Herzog of any claimed error within the time periods set forth in this Section 7(b), Correspondent shall be deemed to have waived its right to make such a claim against Herzog by reason of such error.

          8.  OTHER FUNCTIONS AND RESPONSIBILITIES
              ------------------------------------

              (a) Herzog will perform such other services, upon such terms and at such prices, as Herzog and Correspondent may from time to time agree. Correspondent acknowledges that Herzog is not obliged to accept for execution any order placed directly by a Customer.

              (b) Herzog may in its discretion use third party service companies to perform selected services. Herzog is not responsible to Correspondent or Correspondent's Customers for the errors, omissions, systems failures, interruptions or delays caused by such service companies or for any reasons beyond Herzog's control. Herzog's sole responsibility is, to the extent practicable, to instruct such service companies to correct such errors, omissions or system failures and to deliver overdue services or work as soon as practicable. In any event, Herzog shall not be responsible for any direct, special, indirect or consequential damages which Correspondent or its Customers may incur or experience as a result of any of the events described in this Section even if it has been advised of the possibility of such damages.

          9.  FEES AND SETTLEMENTS FOR SECURITIES TRANSACTIONS
              ------------------------------------------------

          (a)  COMMISSIONS; FEES FOR CLEARING SERVICES
               ---------------------------------------

               (i) Correspondent has provided Herzog with a copy of its basic commission schedule and Herzog will charge each Customer the commission shown on such schedule or which Correspondent otherwise directs Herzog to charge on each transaction.

Correspondent's basic commission schedule may be amended from time to time by written instructions to Herzog from Correspondent provided, however, that Herzog shall be required to implement such changes only to the extent that they are within the usual capabilities of Herzog's data processing and operations systems and only over such reasonable time as Herzog may deem necessary or desirable to avoid disruption to Herzog's normal operations capabilities.

              (ii) Herzog will charge Correspondent for clearing services, including but not limited to transaction charges and third parry charges, according to the fee schedule set forth in Exhibit "B" attached hereto. Herzog may amend or add any item in such schedule from time to time on 30 Calendar days prior written notice to Correspondent.

             (iii) Herzog will charge Correspondent or the accounts of its Customers for any fees, charges or expenses incurred in connection with regulatory, clearing organization, exchange, self-regulatory organization, tax or other obligations arising from or connected with clearing and servicing Correspondent's business.

              (iv) Herzog may charge Customers for services including, but not limited to, a safekeeping fee and postage, insurance, and miscellaneous fees.

          (b)  SETTLEMENTS
               -----------

               Herzog will receive all commissions from Customers on behalf of Correspondent. Herzog may in its sole discretion make payments to Correspondent from such commissions in advance of the monthly settlement contemplated by this Section 9(b). The amount of any such advance payments shall be determined by Herzog. As soon as practicable alter the end of each month, Herzog will credit the Settlement Account, as defined in Section 10(a), with the amount of commissions and other amounts collected by Herzog on Correspondent's behalf, net of all amounts due to Herzog from Correspondent (including, but not limited to, Customer's unsecured debit items, or unsecured or partially secured short positions), however arising. Herzog shall not be obligated to credit the Settlement Account for any amounts due in connection with any transaction prior to the time that transaction has settled. If the amount due to Herzog in any month exceeds the amount available in Correspondent's Settlement Account, Correspondent shall, in accordance with the provisions of Section 10(a), immediately deposit with Herzog additional cash. If Correspondent fails to make such additional deposit, Herzog shall have the right to charge any other Account maintained by Herzog for Correspondent or any other assets of Correspondent held by Herzog (including the deposit required pursuant to Section 10(b) and positions and balances in Correspondent Accounts) for the net amount due Herzog. If Herzog elects not to charge such other Accounts or assets, or such assets are insufficient to discharge the net amount due to Herzog for any reason, any amount due Herzog shall be paid to Herzog by Correspondent by check written within 10 calendar days of Correspondent's receipt of a notice or statement showing the amount due to Herzog. If Herzog does not receive payment within such 10 calendar days, Herzog will charge Correspondent interest at the Broker's Call Rate on such amount until paid.

The provisions of this Section do not in any way supersede or limit the requirements of Section 10 (a). Any failure by Herzog to charge the Settlement Account or any other Account or assets of Correspondent held by Herzog shall not act as a waiver of Herzog's right to demand payment of, or to charge Correspondent's Accounts for, the full amount due at any time.

     10.  SETTLEMENT ACCOUNT AND DEPOSIT
          ------------------ -----------

          (a)  SETTLEMENT ACCOUNT
               ------------------

               In connection with the clearing services performed by Herzog hereunder, Herzog will establish on Herzog's books a Settlement Account (the "Settlement Account") through which Herzog will make payments due to Correspondent pursuant to this Agreement. In the event that Correspondent fails to meet any of Correspondent's obligations under this Agreement, Correspondent authorizes Herzog to charge the Settlement Account in the amount owing to Herzog under this Agreement with respect to such obligation. Correspondent agrees that if there is a net debit in the Settlement Account, Correspondent will immediately deposit with Herzog additional cash so that the Settlement Account will at all times have a credit or zero balance.

                    (b)  DEPOSIT
                         -------

                         Prior to any business being processed by Herzog,
Correspondent will deposit cash, securities or other collateral with Herzog under the following terms and conditions: Correspondent shall deliver to Herzog, for deposit in an account maintained by Herzog, that amount of cash, securities or other collateral, mutually agreed upon by Herzog and Correspondent at the time of the execution of this Agreement. The amount to be deposited by Correspondent is set forth in Exhibit "A" hereto. The Deposit Account shall not be deemed to be margin for any of Correspondent's or Customers' accounts and shall not in any way constitute an ownership interest in Herzog. Correspondent shall be paid interest on uninvested cash. If at any subsequent time Herzog requires an additional deposit due to the volume of Correspondent's business or due to the nature of the securities involved in Customer or Correspondent transactions (the "business mix") or for any other reason in Herzog's sole discretion, Correspondent will deposit within 5 business days additional cash, securities or other collateral in the amount determined by Herzog. If Correspondent does not make such additional deposit, Correspondent shall immediately reduce Correspondent's business volume, modify Correspondent's business mix or take other appropriate action as specified by Herzog. Any failure by Herzog to demand compliance with the requirement that Correspondent either deposit additional amounts or securities, reduce Correspondent's business, modify Correspondent's business mix or take other action shall not act as a waiver of Herzog's right to demand compliance with such requirement at any time.

If Correspondent fails to comply with a request by Herzog for an additional deposit or to take other appropriate action as specified by Herzog, and thereby elects not to reduce its business volume or to modify its business mix, Correspondent agrees that if Herzog in its sole discretion determines it to be necessary, Herzog shall accept only liquidating transactions for Customer or Correspondent Accounts. If such notice is not given by Correspondent, Herzog may give notice of such fact to Customers. If such notice is not given by Correspondent to Customers, Correspondent agrees that Herzog may give such notice to Customers at Correspondent's expense.

At or prior to the end of the third full calendar month following the month in which this Agreement is terminated, Herzog will pay and deliver to Correspondent the funds and securities in the Deposit Account, less any amounts which it is entitled to withdraw under this paragraph; provided, however, that Herzog may retain in the Deposit Account such amount as it deems appropriate for its protection from any claim or proceeding of any type, then pending or threatened, until the final determination thereof is made. If a threatened claim or proceeding is not resolved or if a legal action or proceeding is not instituted within one year of the termination of this Agreement, any amount retained with respect to such threatened claim or proceeding shall be paid or delivered to Correspondent.

          11.  INDEMNITY
               ---------

               (a) Correspondent agrees to indemnify and hold harmless Herzog, and each person who controls Herzog within the meaning of the Securities Exchange Act of 1934, from and against all claims, demands, proceedings, suits and actions and all liabilities, losses, expenses and costs (including legal fees, expenses and costs relating to Herzog's investigation or defense of any such claims whether or not litigation or arbitration is commenced) resulting therefrom, in connection with or arising out of the business conducted by Correspondent, or failure, for any reason, fraudulent or otherwise, by Correspondent or Correspondent's employees or Customers to comply with any obligation under this Agreement, or any other agreement executed and delivered to Herzog in connection with Herzog's performance of services. The participation of any employee of Herzog in any such failure or other failure by Correspondent, its employees or Customers shall not affect Correspondent's obligations hereunder, unless such participation by Herzog's employee(s) was fraudulent or grossly negligent.

Without limiting the generality of the foregoing, such failure is explicitly intended by the parties to include failure resulting from (i) suspension of trading or bankruptcy or insolvency of any company, the securities of which are held in a Customer's or Correspondent's Account, (ii) failure by any Customer or Correspondent to deposit or maintain adequate margin; comply with the terms of any Customer's and Margin Agreement or Consent to Loan of securities by Herzog; comply with Regulation T, SEC Rule 15c3-3(m); or any loss caused by any unsecured debit or unsecured short position, or failure to comply with Section 3 hereof; provided that such loss does not arise solely from Herzog's gross negligence in failing to give notice or take an action required of it under
Section 3(b) hereof provided further, however, that if Herzog shall have refrained from giving a notice or taking an action upon request of an officer or employee of Correspondent in accordance with Section 3(c) of this Agreement, this indemnity shall apply irrespective of Herzog's fault or gross negligence,
(iii) Herzog's rebooking of margin transactions as cash transactions pursuant to
Section 3(a) and Herzog's broker's execution of a transaction pursuant to
Section 4, (iv) failure by any Customer to pay for securities purchased in a cash account or to deliver securities sold by settlement date or any extension of time to comply with such requirements, (v) loss caused by the guarantee of any signature with respect to transactions for the Account of Correspondent or its Customers, (vi) loss caused by the breach of any of Correspondent's representations or warranties, or (vii) the breach of any obligation existing between Correspondent and a Customer of Correspondent or of any law, rule, or justify regulation of the United States, a state or territory thereof, the SEC, the Board of Governors of the Federal Reserve System, the NYSE, the NASD or other authority, or self-regulatory organizations applicable to any transaction, or (viii) loss caused by any dishonest, fraudulent, negligent, or criminal act or omission on the part of Correspondent or any of its officers, directors, shareholders, agents, employees, temporary employees, processors or attorneys.

             (b) If a claim to be held harmless or for indemnification hereunder shall involve any claim or demand by or against a third party by or against an indemnified party, the indemnifying party shall be entitled (without prejudice to the right of any indemnified party to be represented by its own counsel and participate at its own expense) to defend or prosecute such claim at its expense through counsel of its choice, after prompt notice to the indemnified party unless the indemnified and indemnifying parties have conflicting positions requiring separate counsel. If the indemnified party determines there is a conflict of interest between the parties, the indemnifying party shall be responsible for the counsel fees and expenses of both parties. The indemnified party shall cooperate in the defense or prosecution of any such claim, including the execution of any assignments and releases as may be appropriate.

                    (c) If Correspondent self-clears prior to conversion to Herzog and Herzog agrees to provide National Securities Clearing Corporation, The Depository Trust Company or any other clearing, depository or self-regulatory organization with any guarantee, indemnification or hold harmless agreement in connection with Correspondent's business and Customers, then Correspondent hereby indemnifies and holds harmless Herzog and each person who controls Herzog in accordance with Section 11(a), above, from and against any and all claims, demands, proceedings, suits and actions and all losses, liabilities and expenses and costs including legal fees, expenses, and costs relating to Herzog's investigation or defense of any such claims whether or not litigation is commenced, arising from such guarantee, indemnification or hold harmless agreement.

               12.  LIEN AND AUTHORIZATION TO CHARGE
                    --------------------------------

                    (a) Correspondent hereby grants to Herzog a continuing lien, security interest and right of set-off in each of Correspondent's Accounts and any cash, securities and other property held in such Correspondent Account to secure any amounts owing Herzog or any obligations of Correspondent to Herzog. Correspondent authorizes Herzog to charge any Correspondent Account maintained by Herzog and any other assets of Correspondent held by Herzog with all amounts owing to Herzog including, but not limited to, (i) any cost or expense resulting from failures to deliver or failures to receive securities, (ii) any losses resulting from unsecured debit balances or short positions in any Customer or Correspondent Account, and (iii) any amounts to which Herzog is otherwise entitled pursuant to the provisions of Section 11(a). Such charge, which may be marked to the market from time to time, may be made against any Correspondent Account or assets at any time and in such amounts as Herzog deems appropriate provided, however, that Herzog's right to charge any Correspondent Account or assets for unsecured debits or short positions of Customers shall accrue only after Correspondent has had 30 calendar days to collect required amounts or securities from the Customer directly provided further, however, that Herzog may immediately charge Correspondent accounts if the reserve for unsecured debits and shorts, plus the clearing deposit, are insufficient to cover the total of unsecured debits and short positions. In lieu of any such charge, Correspondent may at Correspondent's option deposit immediately with Herzog in a reserve or other appropriate account an amount sufficient to cover the loss, unsecured debit or value of the short position held in the Customer Account. Anything to the contrary herein notwithstanding, Correspondent has sole responsibility and liability for all of the matters referred to herein.

                    (b) Herzog's sole liability to Correspondent or any third party for claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of (a) systems and/or communications failures or (b) interruptions or delays in the services provided or to be provided by Herzog under this Agreement, shall be to use its best efforts to make such systems and services available as promptly as reasonably practicable.

                    (c) Herzog shall not have any obligation or liability to or through Correspondent in respect of displaying or furnishing of data bases and/or securities information and related market and statistical information based on such data bases, or securities information, or for errors or omissions in collecting, processing, disseminating or displaying the same, or for the accuracy of data bases or securities information and related market and statistical information displayed, carried or furnished by or through its equipment or systems, nor shall Herzog have any liability or obligation for the accuracy or display of Correspondent's stored computer data.

                    (d) Herzog shall not be liable to Correspondent or any third party for any loss, expense or damage suffered by reason of any delay or other interruption in receiving securities or monies through the Federal Reserve Book Entry System or wire system or from any clearing agent, issuer, broker, dealer or other third party. Herzog shall not be liable for failures to execute or "DKs" due to incorrect, incomplete or untimely instructions or any other failure of Correspondent to provide proper instructions.

                    (e) Herzog shall not have any liability under this Agreement for any money damages resulting from claims made by Correspondent or any third party for any and all causes covered by Sections 12 (c) and 12 (d)

                    (f) Herzog shall not be liable or responsible for damages suffered by Correspondent or any other party arising out of or caused by any delay in or failure of performance (in whole or in part) arising out of or caused, directly or indirectly, by circumstances beyond Herzog's direct reasonable control including, without limitation, Acts of God, interruption, act of civil or military authority, sabotage, natural emergency, epidemic, war or other governmental action, civil disobedience, flood, earthquake, fire, other catastrophe, strike or other labor disturbance, governmental, judicial or self-regulatory organization order, rule or regulation, riot, energy or natural resource difficulty or shortage. and inability to obtain or to timely obtain materials, equipment or transportation.

                    (g) In no event will Herzog be responsible for special, indirect, incidental or consequential damages which Correspondent or any third party may incur or experience on account of entering into or relying on this Agreement, even if Herzog has been advised of the possibility of such damages.

               13.  UNDERTAKINGS OF CORRESPONDENT
                    -----------------------------

                    (a)  FINANCIAL STATEMENTS AND OTHER REPORTS
                         --------------------------------------

                         Correspondent will furnish to Herzog as soon as
possible a full and complete copy of Correspondent's financial statements for the current fiscal year and for each of Correspondent's subsequent fiscal years. Such financial statements shall be certified by an Independent Certified Public Accountant. Correspondent will also furnish concurrently to Herzog copies of the executed Forms X-17A-5 Part I and IIA filed with the SEC or self-regulatory organization, or of such successor forms as may be applicable, on a monthly or quarterly basis as required by regulatory authorities and any amendments to Correspondent's Form BD, as well as any other regulatory or financial reports as Herzog may from time to time request.

          (b)  OTHER CLEARING SERVICES
               -----------------------

                Correspondent will not make any arrangements with any other organization to clear Correspondent's Customer or proprietary securities trades, nor will Correspondent self-clear, without the prior written approval of Herzog, except that Correspondent has and may continue its present clearing arrangement with First Southwest Securities and/or Barre & Co., Incorporated.

          (c)  MARKET-MAKING PROHIBITED
               ------------------------

               Correspondent will not engage in any market-making activity without the prior written approval of Herzog.

          (d)  DISCIPLINARY ACTION,
               SUSPENSION OR RESTRICTION
               -------------------------

               In the event that Correspondent or any officer, director, shareholder, Registered Representative or other employee of Correspondent shall become subject to disciplinary action, suspension or restriction by a state agency, the NYSE or any other regulatory or self-regulatory organization having jurisdiction over Correspondent or Correspondent's securities or commodities business, Correspondent will notify Herzog immediately, orally and in writing, and provide Herzog a copy of any decision with respect thereto and Correspondent authorizes Herzog to take all such steps as may be necessary for Herzog to maintain compliance with the rules and regulations to which Herzog is subject. Correspondent further authorizes Herzog, in such event, to comply with requests, directives or demands made upon Herzog by any such state agency, exchange, other regulatory or self-regulatory organization.

          (e)  COMPLIANCE WITH LAW
               -------------------

               Correspondent shall comply with all applicable federal and state laws and regulations and the rules and regulations of any regulatory, self-regulatory, clearing or depository organization of which it is a member.

          14.  TERMINATION OF AGREEMENT; CHANGE IN CIRCUMSTANCES,
               --------------------------------------------------
               TRANSFER OF ACCOUNTS
               --------------------

               (a)  EFFECTIVENESS
                    -------------

                    This Agreement shall remain in force for eighteen (18) months from the later of the date on which it is approved by the NYSE or clearing commences (eighteen months after the effective date being hereinafter referred to as the "Expiration Date").

               (b)  TERMINATION BY CORRESPONDENT
                    ----------------------------

                    Correspondent may terminate this Agreement as of the Expiration Date by giving at least 90 days written notice prior to the Expiration Date to Herzog. In the event no such written notice is given, this Agreement shall be deemed to have been extended for additional one-year periods as of each anniversary of the Expiration Date.

               (c)  TERMINATION BY HERZOG
                    ---------------------

                    Herzog may terminate this Agreement at any time whether prior to or after the Expiration Date upon 90 calendar days prior written notice to Correspondent. Further, Herzog may terminate this Agreement upon 30 days prior written notice to Correspondent in the event that (i) Correspondent fails to strictly comply with any provision of this Agreement or Correspondent's Customer Agreement, or (ii) any director, executive officer, general securities principal or financial and operations principal of Correspondent is enjoined, prohibited, disciplined or suspended as a result of administrative or judicial proceedings, or proceedings of a self-regulatory organization of which Correspondent is a member, from engaging in securities business activities constituting all or portions of Correspondent's securities business.

                    Herzog may terminate this Agreement forthwith upon notice to Correspondent in the event that correspondent:

                    (i) has made any representation or warranty hereunder or in connection with any amendment hereto or any collateral agreement or document which was at the time made or becomes inaccurate or untrue; or

                    (ii) is enjoined, prohibited, censured, suspended or otherwise disciplined as a result of an administrative or judicial proceeding, or proceeding of a self-regulatory organization of which Correspondent is a member from engaging in securities or commodities business activities constituting all or portions of Correspondent's securities or commodities business; or

                   (iii) undergoes a change in control, such phrase having the same meaning as in Rule 14D of the SEC; or

                    (iv) net capital is less than the greater of $100,000 or 5% of aggregate debit items computed in accordance with SEC Rule 15c3-3 if Correspondent has elected to operate under paragraph (f) of Rule 15c3-1; or

                     (v) the occurrence of any condition or event which in Herzog's reasonable judgment will have a material adverse effect on Correspondent or Correspondent's ability to conduct its business, or Herzog deems itself insecure with respect to Correspondent's ability to perform its obligations under this Agreement or Correspondent's Customer Agreement.

                    Correspondent undertakes to advise Herzog promptly and in writing of the occurrence of any of the events set forth in this Section 14(c).

          (d)  AUTOMATIC TERMINATION
               ---------------------

               Correspondent will notify Herzog immediately and in all events this Agreement shall terminate automatically and without any action by Herzog in the event that Correspondent:

               (i) is no longer registered as a broker-dealer with the SEC and a member in good standing of the NASD; or

              (ii) ceases to conduct a securities business.

          (e)  CONVERSION OF ACCOUNTS
               ----------------------

               In the event that this Agreement is terminated for any reason, it shall be Correspondent's responsibility to arrange for the conversion of Correspondent's and Customer Accounts' to another clearing broker or to Correspondent if it becomes self-clearing. Correspondent will give Herzog notice (the "Conversion Notice") of (i) the name of the broker which will assume responsibility for clearing services for Customers and Correspondent, (ii) the date on which such broker will commence providing such services, (iii) Correspondent's undertaking, in form and substance satisfactory to Herzog, that Correspondent's Agreement with such broker provides that such broker will accept on conversion all Correspondent and Customer Accounts then maintained by Herzog and (iv) the name of an individual(s) within that organization whom Herzog can contact to coordinate the conversion. The Conversion Notice shall accompany Correspondent's notice of termination given pursuant to Section 14(a), or shall be furnished to Herzog within 30 calendar days of receipt of Herzog's notice of termination pursuant to Section 14(a) or 14(b) or within 30 calendar days of the occurrence of an event specified in Section 14(c). If Correspondent fails to give the Conversion Notice to Herzog, Herzog may give to Correspondent's Customers such notice as Herzog deems appropriate of the termination of this Agreement and may make such arrangements as Herzog deems appropriate for transfer or delivery of Customer and Correspondent Accounts. The expense of providing such notice and making such arrangements shall be charged to Correspondent.

          (f)  SURVIVAL
               --------

               Termination of this Agreement shall not affect Herzog's rights or liabilities relating to business transacted prior to the effective date of such termination. From the date of termination until transfer or delivery of all Customer and Correspondent Accounts, Herzog's rights and Correspondent's liabilities relating to business transacted after such termination shall be governed by the same terms as those set forth in this Agreement. All rights to indemnify and hold harmless shall survive this Agreement.

          (g)  NO OBLIGATION TO RELEASE
               ------------------------

               Herzog shall not be required to release to Correspondent any securities or cash held by Herzog for Correspondent in any of Correspondent's Accounts or held in the Deposit Account until any amounts owing to Herzog pursuant to the provisions of this Agreement, or otherwise are paid, and Correspondent's outstanding obligations to Herzog are determined, including determination of any disputed amounts are satisfied and any property of Herzog in the possession of Correspondent is returned to Herzog.

     15.  CONFIDENTIAL NATURE OF DOCUMENTS
          --------------------------------

All agreements, documents, papers and information supplied by Correspondent concerning Correspondent's business or Customers shall be treated by Herzog as confidential. To the extent such documents are retained by Herzog, they shall be kept in a reasonably safe place and shall be made available to third parties only as authorized by Correspondent in writing or pursuant to any order or subpoena of a court, regulatory agency or self-regulatory organization having appropriate jurisdiction. Such documents shall be made available by Herzog for inspection and examination by Correspondent's and Herzog's auditors, by properly authorized agents or employees of any regulatory or self-regulatory organization or commission or by such persons as Correspondent may authorize in writing. The restrictions contained in this Section 15 shall not apply to any records or documents which Herzog is required by law or regulation to make available to any regulatory or self-regulatory organization having appropriate authority.

Nothing herein contained shall act to restrict Herzog's authority to obtain Customer and Correspondent credit reports and brokerage histories, to confirm the information supplied or to otherwise conduct the business contemplated by this Agreement. The terms of this Agreement shall be confidential and shall not be disclosed by Correspondent without the written consent of Herzog.

          16.  NOTICE TO CUSTOMERS
               -------------------

               Herzog shall provide, or cause to be provided, to every Customer upon the opening of a Customer Account, notice of the existence and general terms of this Agreement, indicating the allocation of responsibility contained herein in accordance with NYSE Rule 382, in substantially the form of Exhibit "C" attached hereto.

          17.  CUSTOMER COMPLAINT PROCEDURES
               -----------------------------

               Correspondent will be responsible for the initial handling of all Customer complaints. Any Customer who initiates a complaint to Herzog relating to Correspondent will by referred by Herzog to Correspondent. If any such complaint is based upon an alleged act or omission by Herzog, Correspondent will notify Herzog promptly in writing of such complaint and the basis therefore and will consult with Herzog and the parties will cooperate in determining the validity of such complaint and the appropriate action to be taken. Correspondent will orally advise and forward to Herzog a copy of all regulatory actions, self-regulatory organization actions, arbitrations, lawsuits and/or criminal matters involving claims over $50,000.00 or alleging violations of Federal or State Securities Laws.

          18.  REGULATION T. AND SEC RULE 15C3-3(m)
               -----------------------------------

               In order to assure compliance with the provisions of Regulation T of the Federal Reserve Board and rule 15c3-3(m) promulgated under the Securities Exchange Act of 1934, Correspondent, if it is confirming by telephone, agrees as follows:

               (a)  WHEN SECURITIES ARE PURCHASED:
                    -----------------------------

                    (i) Correspondent will not advise Herzog that it has received payment for securities purchased by its Customers unless and until Correspondent is in physical possession of said payment.

                   (ii) If payment is not received within the seven (7) business day period, or extension thereof, as permitted by Regulation T, Correspondent will request an extension of time to pay for the securities purchased or; liquidate the transaction, or; otherwise remove the transaction from the Customer's account. If an extension of the time to satisfy the requirements of Regulation T is not granted, Correspondent shall promptly either; liquidate the transaction or, otherwise remove the transaction from the Customer's Account.

                  (iii) Each business day, Correspondent will deposit in Herzog's bank account or at Herzog's main office all checks received from its Customers during banking hours. Checks received after banking hours or on a bank holiday will be deposited on the next business day.

                   (iv) Each business day, Correspondent will forward to Herzog's Margin Department a copy of the day's deposit slips and the cash blotter showing the Correspondent's name, date, account number(s) and amount(s) of check(s) or cash received.

              (b)  WHEN SECURITIES ARE SOLD:
                   ------------------------

                   (i) Correspondent will not advise Herzog that it has received securities sold by its Customers unless and until Correspondent is in physical possession of the securities in good deliverable form.

                  (ii) If securities sold (other than for a short sale or in conjunction with the Correspondent's market making activities for a security in which it is an established market maker) are not received within ten (10) business days after settlement date, Correspondent will either ask Herzog to request an extension of time to deliver the securities sold or immediately close the transaction by purchasing securities of a like kind and quantity.

                 (iii) Each business day, Correspondent will forward to Herzog's Main Office all securities received from its Customer(s) along with a dated copy(ies) of the receipt(s) given to the Customer(s). In addition, each business day, Correspondent will forward to Herzog's

Margin Department a copy of its securities blotter showing the Correspondent's name, date, account number(s) of Customer(s) delivering securities and the description of securities received.

Correspondent further agrees that for purposes of this Section securities purchased and sold in its proprietary account(s) (other than when selling securities as an established market) will be treated as if they were Customer transactions.

                 Herzog may terminate provisions of this Section of the Agreement upon one day's notice if Correspondent fails to comply with the terms of this Section 18.

        19.  MISCELLANEOUS
             -------------

             (a)  RULES AND REGULATIONS
                  ---------------------

                  All transactions will be governed by the applicable rules and regulations of the SEC, the Board of Governors of the Federal Reserve System, other regulatory and self-regulatory organizations and securities exchanges as well as by other applicable laws and Herzog's house rules, as from time to time amended.

             (b)  ARBITRATION AND LITIGATION
                  --------------------------

                  It is hereby mutually understood and agreed that any disputes hereunder shall be submitted to arbitration in New York, New York pursuant to the constitution and rules of the NYSE or NASD.

                  In the event of an arbitration or court action in which a Customer or Correspondent has asserted a claim against Herzog, Correspondent agrees that (i) it will submit to the jurisdiction of any such forum in which such claim is brought; and (ii) it will accept service of process for any such claim. Service of process in any such action or arbitration shall be sufficient if served on Correspondent by Certified Mail, return receipt requested, at Corespondent's last address known to Herzog. In this connection, Correspondent expressly waives any defense (iii) to personal jurisdiction of Correspondent by such court, or arbitration tribunal; (iv) to service of process as above set forth; and (v) to venue.

             (c)  PROVISIONAL RELIEF
                  ------------------

                  Notwithstanding the provisions of Section 19(b), Herzog may, at any time prior to the initial arbitration hearing pertaining to such dispute or controversy, seek by application to the United States District Court for the Southern District of New York or the Supreme Court of the State of New York for the County of New York any such temporary or provisional relief or remedy ("provisional remedy") provided for by the Laws of the United States or the Laws of the State of New York as would be available in an action based upon such dispute or controversy in the absence of an agreement to arbitrate. The parties acknowledge and agree that it is their intention to have any such application for a provisional remedy decided by the court to which it is made and that such application shall not be referred to or settled by arbitration. Process in any such proceeding shall be sufficient if served on Correspondent by certified mail, return receipt requested, at Correspondent's last address known to Herzog.
In this connection, Correspondent expressly waives any defense (i) to personal jurisdiction of Correspondent by such court, or arbitration tribunal; (ii) to service of process as above set forth; and (iii) to venue. No such application to either said Court for a provisional remedy, nor any act or conduct by either party in furtherance of or in opposition to such application, shall constitute a relinquishment or waiver of any right to have the underlying dispute or controversy with respect to which such application is made settled by arbitration in accordance with Section 19(b).

          (d)  SUCCESSORS AND ASSIGNS
               ----------------------

               This Agreement shall be binding on all successors and assigns of Correspondent provided, however, Correspondent may not assign this Agreement without the prior written approval of Herzog.

          (e)  ENTIRE AGREEMENT
               ----------------

               This Agreement represents the entire agreement between the parties hereto and supersedes all prior agreements, written or oral. This Agreement may not be amended orally but only in writing and, except as set forth herein, such writing must be signed by the parties hereto.

          (f)  COUNTERPARTS: NYSE APPROVAL
               ---------------------------

               This Agreement may be executed in one or more counterparts, all of which taken together shall constitute a single agreement. When each party hereto has executed and delivered to the other a counterpart, this Agreement shall become binding on both parties, subject only to approval by the NYSE. Herzog will submit this Agreement to the NYSE following execution and Herzog will notify Correspondent, or cause Correspondent to be notified, upon receipt of such approval.

          (g)  NOTICES
               -------

               Any written notice or instruction required or permitted hereunder shall be deemed to be given when deposited in the mail, postage prepaid first class, addressed to the parties at their respective addresses appearing on the first page of this Agreement, or such other address as one patty may have notified the other party of in writing. If such notice is transmitted electronically, such notice shall be given when acknowledgment is received or if hand delivered upon receipt.

          (h)  CORRESPONDENT NOT AGENT OF
               HERZOG; ADVERTISING RESTRICTIONS
               --------------------------------

               Correspondent shall not hold itself out as an agent of Herzog or any subsidiary or company controlled directly or indirectly by or affiliated with Herzog. Neither this Agreement nor any operation hereunder shall create a general or limited partnership, association or joint venture or agency relationship between Correspondent and Herzog. Correspondent shall not, without the prior written approval of Herzog, place any advertisement in any newspaper, publication, periodical or any other media nor circulate any brochure or other materials if such advertisement or materials in any manner makes reference to Herzog, any owner of record or beneficial owner of Herzog's capital stock, or any affiliate thereof or to the clearing arrangements and the services embodied in this Agreement. Any breach of this Section 19(h) shall constitute a material failure to comply with the terms of this Agreement in accordance with Section 14(b) hereof.

          (i)  CAPTIONS
               --------

               Captions used in this Agreement are for convenience of reference only and shall not be construed so as to affect the meaning of the text hereof.

          (j)  GOVERNING LAW
               -------------

               This Agreement and its enforcement shall be governed by the Laws of the State of New York and shall inure to the benefit of Herzog, its assigns and any successor organization (irrespective of any change or changes at any time in the personnel thereof, for any cause whatsoever), and shall be binding upon the undersigned and/or its successors and assigns. Without limiting the generality of Herzog's right of Assignment contained in this Section, Correspondent hereby consents and agrees to the assignment and transfer by Herzog of its rights and obligations hereunder at any future time resulting from a merger, sale of assets, liquidation, or otherwise of all accounts covered by this Agreement (including all securities positions, credit and debit balances contained therein) to any such successor organization or assignee including any registered broker dealer which owns any of Herzog's capital stock and such assignment shall be binding upon the undersigned, its successors and assigns.

          (k)  CITATIONS
               ---------

               Any reference to the rules or regulations of any regulatory or self-regulatory organization are by current citations. Any changes in the citations (whether or not there are any changes in the text of such rules or regulations) shall be automatically incorporated herein.

          (1)  BACKUP WITHHOLDING
               ------------------

               Herzog hereby agrees to act as agent for Correspondent in undertaking necessary measures to permit Correspondent to comply with the backup withholding requirements of Section 3406 and the nonresident alien withholding requirements of Section 1441 of the Internal Revenue Code of 1986, as amended, with respect to its Correspondent Accounts. Correspondent agrees to furnish to Herzog in writing or by electronic transmission any tax information in its possession relating to each Correspondent Account transferred to Herzog and to each future Customer (including the Customer's taxpayer identification number and any certifications provided by the Customer on IRS Form W-9, W-8 or 1001 or an authorized substitute) and agrees to indemnify Herzog with respect to any liabilities incurred by Herzog in reliance on such information. Correspondent hereby authorizes Herzog to employ any procedures permitted under applicable law or regulation to achieve compliance by the Correspondent with its withholding obligations under the federal income tax law, including procedures pertaining to backup withholding on orders to purchase or sell securities which are received from new Customers by telephone or electronic transmission.


                                      Very truly yours,
                                      HERZOG, HEINE, GEDULD, INC.


                                      By:  _______________________________
                                           Anthony T. Geraci
                                           Senior Vice President

AGREED AND ACCEPTED

E*TRADE SECURITIES, INC.


By: ___________________________________
     Thomas C. Laris
     President

Date: ________________________

Exhibit "A"--Requirements
Exhibit "B"--Fees and Conditions
Exhibit "C"--NYSE Rule 382 Notice
Exhibit "D"--Interest Income
Exhibit "E"--Miscellaneous Expenses